UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 25, 2011

VEECO INSTRUMENTS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-16244	11-2989601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Terminal Drive, Plainview, New York  11803

(Address of principal executive offices)

(516) 677-0200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On April 25, 2011, Veeco Instruments Inc. (“Veeco” or the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2011.  In connection with the release and the related conference call, Veeco posted a presentation relating to its first quarter 2011 financial results on its website (www.veeco.com).  Copies of the press release and presentation are furnished as Exhibit 99.1 and Exhibit 99.2 to this report.

Item 8.01 Other Events.

On April 25, 2011, Veeco sent notice to holders of its 4.125% Convertible Subordinated Notes due 2012 (the “Notes”) that the Company is calling for redemption all of the outstanding Notes pursuant to Section 6.01 of the First Supplemental Indenture dated as of April 20, 2007, as amended (the “Indenture”), by and between the Company, as Issuer, and U.S. Bank Trust National Association, as Trustee and Paying Agent.  The redemption date for the Notes will be May 26, 2011.  A summary of the redemption procedures relating to the Notes is set forth in the Notice of Redemption, a copy of which is filed as Exhibit 99.3 to this report and which is incorporated by reference into this Item 8.01.

Subject to and in accordance with the terms and conditions set forth in the Indenture, holders of Notes being called for redemption have the right to convert their Notes at any time until 5:00 p.m., New York City time, on the second business day immediately preceding the Redemption Date.  The right to convert the Notes being called for redemption shall therefore expire at 5:00 p.m., New York City time, on May 24, 2011, unless the Company defaults in making the payment due upon redemption.  Holders of Notes must comply with the procedures set forth in the Indenture and the Notes in order to effect the conversion of the Notes.

The Conversion Rate which is in effect as of the date of the Notice of Redemption is 36.7277 shares of the Company’s common stock per $1,000 principal amount of Notes, subject to adjustment under certain circumstances.  As of the close of business on April 21, 2011, approximately $91.6 million aggregate principal amount of the Notes were outstanding.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit	Description

99.1	Press release issued by Veeco dated April 25, 2011

99.2	Veeco Q1 2011 Highlights, Earnings Conference Call 4/25/11

99.3	Notice of Redemption, dated April 25, 2011

The information in this report, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall this information or these exhibits be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 25, 2011	VEECO INSTRUMENTS INC.

	By:	/s/ Gregory A. Robbins
Name: Gregory A. Robbins
Title: Senior Vice President and General Counsel